Exhibit 99.2

PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 p.m., ET, on May 24, 2017. OR If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing. ULTRATECH, INC. PROXY The Board of Directors recommends you vote FOR Proposals 1, 2 and 3. AGAINST ABSTAIN FOR 1. Proposal to adopt the Agreement and Plan of Merger, dated as of February 2, 2017, by and among Ultratech, Inc., a Delaware corporation ("Ultratech"), Veeco Instruments Inc., a Delaware corporation ("Vecco"), and Ulysses Acquisition Subsidiary Corp., a Delaware corporation and wholly owned subsidiary of Veeco ("Merger Subsidiary"), which provides for the merger of Merger Subsidiary with and into Ultratech, with Ultratech surviving the merger as a wholly owned subsidiary of Veeco. 0 0 0 0 0 0 2. Proposal to approve, on a non-binding, advisory basis, the compensation payments that will or that may be made to Ultratech's named executive officers in connection with the merger. 0 0 0 3. Proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the special meeting to approve the merger proposal. Signature Signature (Capacity) Date Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. Internet or telephone voting. VOTE BY INTERNETWWW.FCRVOTE.COM/UTEK Use the Internet to transmit your voting instructions up until 11:59 p.m., ET, on May 24, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. OR VOTE BY TELEPHONE 1-866-250-6194 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., ET, on May 24, 2017. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: First Coast Results, Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. CONTROL NUMBER

SIGN, DATE AND MAIL YOUR WHITE PROXY TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME, MAY 24, 2017, TO BE INCLUDED IN THE VOTING RESULTS. Continued and to be signed on the reverse side. If submitting a proxy by mail, please sign and date the card on reverse and fold and detach card at perforation before mailing. ULTRATECH, INC. PROXY SPECIAL MEETING OF STOCKHOLDERS May 25, 2017, 2:00 p.m. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Arthur W. Zafiropoulo and Bruce R. Wright and each of them as Proxies of the undersigned with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of Common Stock of Ultratech, Inc., a Delaware corporation (the “Company”), held of record by the undersigned on April 20, 2017 at the Special Meeting of Stockholders of Ultratech, Inc. to be held on May 25, 2017 at 2:00 p.m., local time, at the offices of O'Melveny & Myers LLP, located at 2765 Sand Hill Road, Menlo Park, California 94025, or at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side. The proposals described in this proxy have been submitted for stockholder approval by the Company. This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR Proposals 1, 2, and 3. By executing this Proxy, the undersigned hereby revokes all prior proxies that the undersigned has given with respect to the Special Meeting and any adjournment or postponement thereof. CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.